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                              THE KENSINGTON FUNDS

                        KENSINGTON STRATEGIC REALTY FUND
                          KENSINGTON SELECT INCOME FUND
                     KENSINGTON REAL ESTATE SECURITIES FUND
                    KENSINGTON INTERNATIONAL REAL ESTATE FUND

                       Statement of Additional Information

                                 April 28, 2006

      This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectuses for Kensington Strategic Realty Fund, Kensington Select Income Fund, Kensington Real Estate Securities Fund and Kensington International Real Estate Fund (the "Funds") dated April 28, 2006 (the "Prospectuses"). The Funds are separate investment portfolios of The Kensington Funds (the "Trust"), an open-end management investment company. This Statement of Additional Information is incorporated in its entirety into each of the Prospectuses. Copies of the Prospectuses may be obtained by telephoning the Trust toll free at 1-877-833-7114. The Investment Adviser, Kensington Investment Group, Inc., can be reached by writing to 4 Orinda Way, Suite 200C, Orinda, California 94563, or by telephoning toll free 1-800-253-2949.

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                                TABLE OF CONTENTS

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
INVESTMENT OBJECTIVE AND POLICIES..........................................    1
   ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS.........................    1
   INVESTMENT RESTRICTIONS.................................................   17
   PORTFOLIO TURNOVER......................................................   18
NET ASSET VALUE............................................................   18
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.............................   19
MATTERS AFFECTING REDEMPTION...............................................   19
MANAGEMENT OF THE TRUST....................................................   20
   TRUSTEES AND OFFICERS...................................................   20
   INTERESTED TRUSTEE......................................................   20
   INDEPENDENT TRUSTEES....................................................   21
   OFFICERS WHO ARE NOT TRUSTEES...........................................   21
   BOARD COMMITTEES........................................................   22
   OWNERSHIP OF SECURITIES.................................................   23
   INVESTMENT ADVISER......................................................   24
   PERSONAL TRADING POLICIES...............................................   29
   PORTFOLIO TRANSACTIONS..................................................   29
   ADMINISTRATOR...........................................................   30
   DISTRIBUTOR.............................................................   31
   CUSTODIAN...............................................................   33
   TRANSFER AGENCY AND FUND ACCOUNTING SERVICES............................   33
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...........................   33
   LEGAL COUNSEL...........................................................   33
ADDITIONAL INFORMATION.....................................................   34
   DESCRIPTION OF SHARES...................................................   34
   VOTE OF A MAJORITY OF THE OUTSTANDING SHARES............................   35
   ADDITIONAL TAX INFORMATION..............................................   35
   YIELDS AND TOTAL RETURNS................................................   41
   PROXY VOTING............................................................   44
   DISCLOSURE OF FUND PORTFOLIO HOLDINGS...................................   44
   MISCELLANEOUS...........................................................   44
FINANCIAL STATEMENTS.......................................................   45
APPENDIX...................................................................   46
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      The Kensington Funds (the "Trust") is an open-end management investment company which issues its Shares in separate series. The series of the Trust described in this Statement of Additional Information are Kensington Strategic Realty Fund (the "Strategic Realty Fund"), Kensington Select Income Fund (the "Select Income Fund"), Kensington Real Estate Securities Fund (the "Real Estate Securities Fund") and Kensington International Real Estate Fund (the "International Real Estate Fund") (collectively the "Funds"). Prior to April 1, 2003, each of the Funds (other than the International Real Estate Fund) was a series of the same name (each a "Predecessor Fund") of another registered investment company, The Coventry Group, a Massachusetts business trust organized on January 8, 1992. Unless otherwise noted, all historical fees and expenses set forth herein relating to a Fund for periods prior to April 1, 2003 relate to those paid by the Predecessor Fund. The International Real Estate Fund and the Class Y shares of the Funds became available effective as of April 28, 2006.

      Kensington Investment Group, Inc. (the "Adviser") serves as investment adviser to the Funds. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectuses of the Funds. Capitalized terms not defined herein are defined in each of the Prospectuses. No investment in Shares of a Fund should be made without first reading a Prospectus.

                        INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

      The following policies supplement the investment objective and policies of each of the Funds as set forth in each Prospectus.

      REAL ESTATE SECURITIES. Each Fund may invest in the common and senior securities of real estate investment trusts (REITs) and other real estate companies, including preferred stock, convertible preferred stock, and corporate debt. (The International Real Estate Fund invests primarily in non-U.S. securities of real estate and real estate-related companies). A REIT is a corporation or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute to shareholders annually 90% or more of its otherwise taxable income.

      REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio and have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

      Investments in REITs and real estate securities may be subject to certain of the same risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate

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generally; changes in neighborhood or property appeal; environmental clean-up costs; condemnation or casualty losses; risks related to general and local economic conditions, over-building and competition; increases in property taxes and operating expenses; lack of availability of mortgage funds; high or extended vacancy rates; and rent controls or variations in rental income. Rising interest rates may cause REIT investors to demand a higher annual return, which may cause a decline in the prices of REIT equity securities. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund's investments to decline. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors may elect to prepay, and such prepayment may diminish the yield on securities issued by those REITs. In addition, mortgage REITs may be affected by the borrowers' ability to repay its debt to the REIT when due. Equity REIT securities may be affected by the ability of tenants to pay rent. In addition, REITs may not be diversified. REITs are subject to the possibility of failing to qualify for tax-free pass-through of income and failing to maintain exemption under the Investment Company Act of 1940, as amended ("1940 Act"). Also, equity REITs may be dependent upon management skill and may be subject to the risks of obtaining adequate financing for projects on favorable terms.

      FOREIGN (NON-U.S.) SECURITIES. The Funds may invest in non-U.S. real estate securities, including securities issued by REITs, master limited partnerships and other real estate companies. (The International Real Estate Fund invests, under normal circumstances, at least 80% of its net assets in such securities). Investing in securities issued by foreign companies involves inherent risks that are different from those of domestic issuers, including political or economic instability of the issuer, diplomatic developments which could affect U.S. investments in those countries, changes in foreign currency and exchange rates and the possibility of adverse changes in exchange control regulations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the U.S., and foreign securities markets may be not as large or liquid as in the U.S. Investments in foreign countries could be affected by other factors not present in the U.S., including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations which could extend settlement periods.

      The International Real Estate Fund may invest up to 20% of its assets in companies located in developing countries, which present greater risks than investing in foreign issuers based in more developed markets in general. A number of developing countries restrict foreign investments in stocks. Repatriation of investment income, capital and the proceeds of sales by foreign investors may be more difficult, and may require governmental registration and/or approval in some developing countries. A number of currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Fund. Many of the developing countries securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility.

      DEPOSITARY RECEIPTS. The Funds may also invest in American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs). ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through

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voting rights. EDRs are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs. EDRs, in bearer form, are designed for use in the European securities markets.

      MORTGAGE-RELATED SECURITIES. Each Fund may invest up to 15% of its assets in commercial mortgage-backed securities (CMBS). Holders of these securities receive payments derived from the interest and principal on an underlying pool of commercial loans. A Fund may purchase all grades of CMBS, including those rated below investment grade.

      COMMON STOCKS. Each Fund may invest in common stocks, which include the common stock of any class or series of domestic corporations or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Each Fund may also invest in warrants and rights related to common stocks.

      CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities, including debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. They also entitle the holder to receive interest or dividends until the holder elects to exercise the conversion privilege.

      The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are generally subordinate to the claims of other creditors, and senior to the claims of preferred and common stockholders. In the case of convertible preferred stock, the holder's claims on assets and earnings are subordinate to the claims of all creditors and are senior to the claims of common stockholders. As a result of their ranking in a company's capitalization, convertible securities that are rated by nationally recognized statistical rating organizations are generally rated below other obligations of the company and many convertible securities are not rated. The Funds do not have any rating criteria applicable to their investments in any securities, convertible or otherwise.

      PREFERRED STOCK. Each Fund may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of the preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. A Fund may purchase preferred stock of companies which have also issued other classes of preferred stock or debt obligations that may take priority as to payment of dividends over the preferred stock held by the Fund.

      WARRANTS. Each Fund may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

      Investing in warrants can provide a greater potential for profit or loss than an equivalent

                                       3

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investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

      BANK OBLIGATIONS. Each Fund may invest in bank obligations such as bankers' acceptances, certificates of deposit, and time deposits.

      Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by a Fund will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

      Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations, provided that (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Bank Insurance Fund or the Savings Association Insurance Fund, both of which are maintained by the Federal Deposit Insurance Corporation.

      COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

      Each Fund may purchase commercial paper consisting of issues rated at the time of purchase within the three highest rating categories by a nationally recognized statistical rating organization (an "NRSRO"). A Fund may also invest in commercial paper that is not rated but is determined by the Adviser under guidelines established by the Trust's Board of Trustees, to be of comparable quality.

      VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a

                                       4

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Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

      VARIABLE AND FLOATING RATE NOTES. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by the Adviser under guidelines approved by the Trust's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

      U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (collectively, "U.S. Government Obligations"). Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury: others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.

      FOREIGN CURRENCY TRANSACTIONS. The Funds may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other strategic transactions in connection with investments in securities of non-U.S. companies. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

      The Funds may enter into forward foreign currency exchange contracts (forward contracts) in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price on a future date which is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the

                                       5

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price at which they are buying and selling various currencies. However, forward contracts may limit the potential gains which could result from a positive change in such currency relationships.

      The Funds may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount, of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring loses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. See generally the discussion below on "Options."

      The Funds may enter into interest rate swaps on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets (marked to market daily) having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If a Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund will not enter into any interest rate swap transactions unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization ("NRSRO") at the time of entering into such transaction. The Adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund, subject to the segregation requirement described above. These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.

      FUTURES CONTRACTS. Each Fund may invest in futures contracts and options thereon (stock index futures contracts or interest rate futures or options) to hedge or manage risks associated with the Fund's securities investments. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

      A stock index futures contract is an agreement in which one party agrees to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the common stocks included in the index) at the close of the last trading day of the contract and the price at which the agreement is originally made. No physical delivery of the underlying stock in the index is contemplated.

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      To enter into a futures contract, an amount of cash and cash equivalents, equal to the market value of the futures contract, is deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position. Brokerage fees are also incurred when a futures contract is purchased or sold.

      Although futures contracts typically require future delivery of and payment for financial instruments, the futures contracts are usually closed out before the delivery date.

      Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of financial instrument and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract.

      As an example of an offsetting transaction in which the financial instrument is not delivered, the contractual obligations arising from the sale of one contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery of the contract is required (e.g., on a specified date in September, the "delivery month") by the purchase of one contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

      Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, the Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to hedge or manage risks effectively.

      A Fund will not enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if such non-hedging positions would exceed the limitations established in CFTC regulations. Currently, non-hedging transactions are subject to either of two alternative limitations. Under one alternative, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options may not exceed 5% of the fair market value of a Fund's net assets (after taking into account unrealized profits and unrealized losses on any such contracts). Under the other alternative, which has been established by the CFTC on a temporary basis, the aggregate net notional value of non-hedging futures contracts and related options may not exceed the liquidation value of a Fund's portfolio (after taking into account unrealized profits and unrealized losses on any such contracts).

      A Fund will not enter into futures contracts for speculation and will only enter into futures

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contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC. Futures are also traded in various overseas markets.

      A Fund may enter into real estate related futures contracts as a hedge against changes in prevailing levels of real estate stock values in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund. A Fund's hedging may include sales of futures as an offset against the effect of expected declines in real estate stock values, and purchases of futures in anticipation of purchasing underlying index stocks prior to the availability of sufficient assets to purchase such stocks or to offset potential increases in the prices of such stocks. When selling options or futures contracts, the Funds will segregate cash and liquid securities to cover any related liability.

      A Fund may enter into stock index futures contracts. A stock index contract such as the S&P 500 Stock Index Contract, for example, is an agreement to take or make delivery at a specified future date of an amount of cash equal to $500 multiplied by the difference between the value of the stock index at purchase and at the close of the last trading day of the contract. In order to close long positions in the stock index contracts prior to their settlement date, the Funds will enter into offsetting sales of stock index contracts.

      Using stock index contracts in anticipation of market transactions involves certain risks. Although a Fund may intend to purchase or sell stock index contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for the contracts at any particular time. In addition, the price of stock index contracts may not correlate perfectly with the movement in the stock index due to certain market distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index contracts, a correct forecast of general market trends may not result in a successful anticipatory hedging transaction

      Persons who trade in futures contracts may be broadly classified as "hedgers" and "speculators." Hedgers, such as the Funds, whose business activity involves investment or other commitments in debt securities, equity securities, or other obligations, use the futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or expected to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the futures contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or securities prices.

      A Fund's futures transactions will be entered into for traditional hedging purposes; that is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it has a fixed commitment or expectation to purchase.

      "Margin" with respect to futures and futures contracts is the amount of funds that must be deposited by a Fund with a broker in order to initiate futures trading and to maintain the Fund's open positions in futures contracts. A margin deposit ("initial margin") is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

      If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("margin variation"). However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset values, a Fund will mark to market the current value of its open futures contracts. The Funds expect to earn interest income on their margin deposits.

      The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

      At best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

      Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that a Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund segregates and commits to back the futures contract with cash or liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

      Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

      Successful use of futures by a Fund is subject to the Adviser's ability to predict movements correctly in the direction of the market. There is typically an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

      The trading of futures contracts is also subject to the risk of trading halts, suspension, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

      CALL OPTIONS. Each Fund may write (sell) "covered" call options and purchase options to close out options previously written by it. Such options must be listed on a National Securities Exchange and issued by the Options Clearing Corporation. The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance a Fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of the Adviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for a Fund.

      A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation. A Fund will write only covered call options and will normally not write a covered call option if, as a result, the aggregate market value of all portfolio securities covering all call options would exceed 25% of the market value of its net assets.

      Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not do), but capable of enhancing a Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the Fund has no control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account of the Fund's Custodian.

      The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the Adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for such option. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

      Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

      Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

      A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

      WRITING COVERED PUT OPTIONS. Each Fund may write covered put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

      A Fund may write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash and liquid securities in an amount not less than the exercise price at all times while the put option is outstanding. (The rules of the Options Clearing Corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) A Fund would generally write covered put options in circumstances where the Adviser wishes to purchase the underlying security for the Fund's portfolio at a price lower than the current market price of the security. In such event, the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received.

      PURCHASING PUT OPTIONS. Each Fund may purchase put options. As the holder of a put option, a Fund has the right to sell the underlying security at the exercise price at any time during the option period. A Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. A Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.

      A Fund may purchase a put option on an underlying security (a "protective put") owned as a defensive technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price 's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security where the Adviser deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

      A Fund may also purchase put options at a time when the Fund does not own the underlying security. By purchasing put options on a security it does not own, a Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

      A Fund will commit no more than 5% of its assets to premiums when purchasing put options. The premium paid by a Fund when purchasing a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's net asset value per share is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

      PURCHASING CALL OPTIONS. Each Fund may purchase call options. As the holder of a call option, a Fund has the right to purchase the underlying security at the exercise price at any time during the option period. A Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. A Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. A Fund may also purchase call options in order to acquire the underlying securities. Examples of such uses of call options are provided below.

      Call options may be purchased by a Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund involved to acquire the securities at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring the securities directly. This technique may also be useful to a Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, a Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

      A Fund will commit no more than 5% of its assets to premiums when purchasing call options. A Fund may also purchase call options on underlying securities it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of a Fund's current return. For example, where a Fund has written a call option on an underlying security having a current market value below the price at which such security was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security with the same exercise price and expiration date as the option previously written.

      OPTIONS ON FUTURES CONTRACTS. Options on futures contracts are similar to options on fixed income or equity securities or options on currencies, except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference on the expiration date between the exercise price of the option and the closing level of the securities upon which the futures contracts are based. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

      As an alternative to purchasing call and put options on futures, a Fund may purchase call and put options on the underlying securities. Such options would be used in a manner identical to the use of options on futures contracts. To reduce or eliminate the leverage then employed by a Fund or to reduce or eliminate the hedge position then currently held by the Fund, a Fund may seek to close out an option position by selling an option covering the same securities or contract and having the same exercise price and expiration date.

      RESTRICTED AND ILLIQUID SECURITIES. Restricted securities are subject to restrictions on resale under federal securities law. Under criteria established by the Funds' Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, a Fund will limit its purchase, together with other illiquid securities including non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice, to no more than 15% of its net assets.

      Restricted securities in which a Fund may invest may include commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Adviser believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees of the Funds are quite liquid. Each Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Adviser, as liquid and not subject to the investment limitations applicable to illiquid securities.

      SECURITIES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in securities issued by the other investment companies. Each Fund currently intends to limit its investments in accordance with applicable law. Among other things, such law would limit these investments so that, as determined immediately after a securities purchase is made by a Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same investment adviser. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by Shareholders.

      REPURCHASE AGREEMENTS. Securities held by each Fund may be subject to repurchase agreements. These transactions permit a Fund to earn income for periods as short as overnight. A Fund could receive less than the repurchase price on any sale of such securities. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers and other financial institutions which the Adviser deems creditworthy under guidelines approved by the Trust's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, a Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by each Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

      DIVERSIFICATION. Each Fund is a "non-diversified" management investment company, as defined in the 1940 Act. Therefore, none of the Funds is subject to the diversification requirements of the 1940 Act which generally limit investments, as to 75% of a Fund's total assets, to no more than 5% in securities in a single issuer and 10% of an issuer's voting securities. Similar diversification requirements, as to 50% of a Fund's total assets, will however be applicable to each Fund under the Internal Revenue Code.

      LEVERAGE. Each Fund can buy securities with borrowed money (a form of leverage). Leverage exaggerates the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio securities. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, including reverse repurchase agreements (see below), the 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holding within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. A Fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

      REVERSE REPURCHASE AGREEMENTS AND LEVERAGE. Each Fund may enter into reverse repurchase agreements which involve the sale of a security by the Fund and its agreement to repurchase the security at a specified time and price. This is another form of leverage. Each Fund will maintain in a segregated account with its custodian cash, cash equivalents, or liquid securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (but not with banks). Under the 1940 Act, reverse repurchase agreements are considered borrowings by a Fund; accordingly, a Fund will limit its investments in these transactions, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by a Fund creates leverage which increases the Fund's investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, a Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. If the 300% asset coverage required by the 1940 Act should decline as a result of market fluctuation or other reasons, a Fund may be required to sell some of its portfolio securities within three days to reduce the borrowings (including reverse repurchase agreements) and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Each Fund intends to enter into reverse repurchase agreements only if the income from the investment of the proceeds is greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.

      LOANS OF PORTFOLIO SECURITIES. Each Fund may lend securities if such loans are secured continuously by liquid assets consisting of cash, U.S. Government securities or other liquid, high-grade debt securities or by a letter of credit in favor of the Fund in a separate account maintained by the custodian at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, currently three Business Days after notice, or by the borrower on one day's notice (as used herein, "Business Day" shall denote any day on which the New York Stock Exchange and the custodian are both open for business). Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. A Fund may pay reasonable finders' and custodial fees in connection with loans. In addition, a Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Funds will not lend their securities to any director, officer, employee, or affiliate of the Adviser, the Administrator or the Distributor, unless permitted by applicable law. Loans of portfolio securities involve risks, such as delays or an inability to regain the securities or collateral adjustments in the event the borrower defaults or enters into bankruptcy.

      WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS. Each Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). A Fund will not purchase securities the value of which is greater than 15% of its net assets on a when-issued or firm commitment basis. A Fund, as purchaser, assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase, and no interest accrues to a Fund until it accepts delivery of the security. A Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash, cash equivalents, or liquid securities in an amount sufficient to meet its payment obligations thereunder. Although these transactions will not be entered into for leveraging purposes, to the extent a Fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the Fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should market values of a Fund's portfolio securities decline while the Fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As a Fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. A Fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

      SHORT SALES. Each Fund may from time to time sell securities short. A short sale is a transaction in which a Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, a Fund must arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by a Fund from the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, a Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. A Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

      A Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or obligations of the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). In addition, a Fund will place in a segregated account with its custodian an amount of cash or U.S. Government Securities equal to the difference, if any, between (a) the current market value of the securities sold, and (b) any cash or U.S. Government Securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, a Fund will maintain the segregated account daily at a level so that the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short.

      A Fund will incur a loss as a result of a short sale (other than a short sale against the box, see below) if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Possible losses from such short sales differ from losses that could be incurred from a purchase of a security, because losses from such short sales may be unlimited, whereas losses from purchases of a security can equal only the total amount invested. Short sales will be limited to no more than 25% of the value of a Fund's assets.

      SHORT SALES AGAINST THE BOX. Each Fund may enter into a short sale of a security such that, so long as the short position is open, the Fund will own an equal amount of preferred stock or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of shares of the common stock sold short. This kind of short sale, which is described as one "against the box," will be entered into by a Fund for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will be held by the broker until the settlement date, when the Fund delivers the convertible securities to close out its short position. Although, prior to delivery, a Fund will have to pay an amount equal to any dividends paid on the common stock sold short, the Fund will receive the dividends from the preferred stock or interest from the debt securities convertible into the stock sold short, plus a portion of the interest earned from the proceeds of the short sale. A Fund will deposit, in a segregated account with its custodian, convertible preferred stocks or convertible debt securities in connection with short sales against the box.

INVESTMENT RESTRICTIONS

      The following are fundamental investment restrictions of each of the Funds. They may not be changed with respect to a Fund without a majority vote of the outstanding shares of that Fund:

      1. Each Fund has elected to qualify as a non-diversified series of the Trust.

      2. Each Fund will invest more than 25% of the value of its assets in securities of issuers in the real estate industry.

      Additionally, each Fund may not:

      3. borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

      4. issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

      5. engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

      6. purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

      7. purchase physical commodities or contracts relating to physical commodities;

      8. make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Fund's investment objective and policies may be deemed to be loans.

PORTFOLIO TURNOVER

      The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of each Fund's purchases or sales of portfolio securities for the year by the monthly average value of its portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less.

      In general, the Adviser will not consider the rate of portfolio turnover to be a limiting factor in determining when or whether to purchase or sell securities in order to achieve each Fund's objective.

                                 NET ASSET VALUE

      The net asset value of Shares of each of the Funds is determined and the Shares are priced as of the Valuation Time on each Business Day of the Trust. A "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading and any other day except days on which there are not sufficient changes in the value of a Fund's portfolio securities that a Fund's net asset value might be materially affected and days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, the NYSE is closed on New Year's Day, Martin Luther King,

Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      Portfolio equity securities for which market quotations are readily available are valued based upon their last sales prices in their principal market. Lacking any sales, these securities are valued at the mean between the most recent bid and asked quotations. Debt securities with remaining maturities of 60 days or less will be valued at their amortized cost. Other debt securities are generally valued by pricing agents based on valuations supplied by broker-dealers or calculated by electronic methods. Other securities and assets for which quotations are not readily available, including restricted securities and securities purchased in private transactions, are valued at their fair value in the best judgment of the Adviser under the supervision of the Trust's Board of Trustees in accordance with Valuation Procedures that have been approved for use by the Board of Trustees. Among the factors set forth in the Valuation Procedures that will be considered, if they apply, in valuing portfolio securities held by a Fund are the existence of restrictions upon the sale of the security by the Fund, the absence of a market for the security, the extent of any discount in acquiring the security, the estimated time during which the security will not be freely marketable, the expenses of registering or otherwise qualifying the security for public sale, underwriting commissions if underwriting would be required to effect a sale, the current yields on comparable securities for debt obligations traded independently of any equity equivalent, changes in the financial condition and prospects of the issuer, and any other factors affecting fair value. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

      As noted, the Trust may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. The methods used by the pricing service and the valuations so established will be reviewed by the Trust under the general supervision of the Trust's Board of Trustees. Several pricing services are available, one or more of which may be used by the Adviser from time to time.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      Fund Shares are sold on a continuous basis by Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 and Quasar Distributors, LLC has agreed to use appropriate efforts to solicit all purchase orders.

MATTERS AFFECTING REDEMPTION

      The Trust may suspend the right of redemption or postpone the date of payment for Shares with respect to a Fund during any period when (a) trading on the New York Stock Exchange (the "NYSE") is restricted by applicable rules and regulations of the Commission, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension for the protection of security holders of the Trust or the Fund, or
(d) the Commission has determined that an emergency exists as a result of which
(i) disposal by the Trust or the Fund of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Trust or the Fund to determine the fair value of its net assets.

      The Trust may redeem Shares of a Fund involuntarily if redemption appears appropriate in light of the Trust's responsibilities under the 1940 Act. (See "General Policies on Selling Shares" in the Prospectus.)

      The Adviser will pay investment dealers of record commissions on net asset value sales of Class A shares with an aggregate value of $1 million or more. Such commissions will be paid at the rate of 1.00%. A contingent deferred sales charge (CDSC) of 1.00% will be imposed on redemptions of these shares (exclusive of shares purchased with reinvested dividends and/or distributions) within the first year after the initial sale.

                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

      Overall responsibility for management of the Trust rests with its Board of Trustees. The Trustees elect the officers of the Trust to supervise actively its day-to-day operations.

      Information on the Trustees of the Trust, including those Trustees who are not considered to be "interested persons" of the Trust, as that term is defined in the 1940 Act ("Independent Trustees"), and officers of the Trust, their business affiliations for the past five years and other relevant information is set forth below. As used in this SAI, the term "Fund Complex" includes the four Funds of the Trust.

INTERESTED TRUSTEE*

                                                 TERM OF                                     NUMBER OF
                                                 OFFICE**                                    FUNDS IN
                                                   AND                PRINCIPAL                 FUND                OTHER
                            POSITION(S)         LENGTH OF           OCCUPATION(S)             COMPLEX           DIRECTORSHIPS
  NAME, ADDRESS              HELD WITH             TIME           DURING PAST FIVE            OVERSEEN             HELD BY
     AND AGE                 THE FUNDS            SERVED                YEARS                BY TRUSTEE            TRUSTEE
-----------------           -----------         ----------       ------------------          ----------         -------------
John P. Kramer*               Trustee           Since 2003       President,                      4                   None
4 Orinda Way                    and                              Kensington
Suite 200C                   President                           Investment Group,
Orinda, CA  94563                                                Inc. (since August
Age: 48                                                          1993)

----------------
* Mr. Kramer is considered to be an "interested person" of the Trust as defined in the 1940 Act due to his employment with Kensington Investment Group, Inc., the Funds' investment adviser.

** Trustees hold their position with the Trust until their resignation or removal.

INDEPENDENT TRUSTEES

                                                                                             NUMBER OF
                                                                                             FUNDS IN
                                              TERM OF                  PRINCIPAL                FUND                OTHER
                         POSITION(S)        OFFICE** AND             OCCUPATION(S)            COMPLEX           DIRECTORSHIPS
  NAME, ADDRESS           HELD WITH          LENGTH OF                DURING PAST             OVERSEEN             HELD BY
     AND AGE              THE FUNDS         TIME SERVED               FIVE YEARS             BY TRUSTEE            TRUSTEE
-----------------        -----------        ------------           ------------------        ----------         -------------
Frank C. Marinaro          Trustee           Since 2003            Portfolio Manager,            4                  None
4 Orinda Way                                                       Emery and Howard
Suite 200C                                                         Portfolio
Orinda, CA 94563                                                   Management (since
Age:  44                                                           1993).

David R. Pearce            Trustee           Since 2003            Director of                   4                  None
4 Orinda Way                                                       Finance, Weston
Suite 200C                                                         Nurseries (since
Orinda, CA 94563                                                   2005); Private
Age:  47                                                           Investor (2005);
                                                                   From 1996 to
                                                                   2004, Vice
                                                                   President,
                                                                   Chief Financial
                                                                   Officer, and
                                                                   Treasurer,
                                                                   Geerlings & Wade
                                                                   (wine retailer).

Robert Sablowsky           Trustee           Since 2006            Senior Vice                   4              The RBB Fund,
4 Orinda Way                                                       President since                                  Inc.
Suite 200C                                                         July 2002, and
Orinda, CA 94563                                                   prior thereto,
Age:  68                                                           Executive Vice
                                                                   President of
                                                                   Oppenheimer &
                                                                   Co., Inc.,
                                                                   formerly
                                                                   Fahnestock & Co.,
                                                                   Inc. (a
                                                                   registered
                                                                   broker-dealer).

-------------
** Trustees hold their position with the Trust until their resignation or removal.

OFFICERS WHO ARE NOT TRUSTEES

                                                                     TERM OF
                                           POSITION(S)             OFFICE** AND
                                            HELD WITH               LENGTH OF                   PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS AND AGE                      THE FUNDS              TIME SERVED                  DURING PAST FIVE YEARS
------------------------                 --------------            ------------           ----------------------------------
Paul Gray                                Vice President             Since 2003            From 1993 to present, Managing
4 Orinda Way                                                                              Director of Kensington Investment
Suite 200C                                                                                Group, Inc.
Orinda, CA 94563
Age: 40

                                                                     TERM OF
                                           POSITION(S)             OFFICE** AND
                                            HELD WITH               LENGTH OF                   PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS AND AGE                      THE FUNDS              TIME SERVED                  DURING PAST FIVE YEARS
------------------------                 --------------            ------------           ----------------------------------
Craig M. Kirkpatrick                     Vice President             Since 2003            From 1993 to present, Managing
4 Orinda Way                                                                              Director of Kensington Investment
Suite 200C                                                                                Group, Inc.
Orinda, CA  94563
Age: 43

Cynthia M. Yee                             Secretary,               Since 2003            From 1994 to present, Executive
4 Orinda Way                             Treasurer and                                    Vice President and Chief Financial
Suite 200C                                   Chief                                        Officer of Kensington Investment
Orinda, CA 94563                           Compliance                                     Group, Inc.
Age 40                                      Officer

Rita Dam                                   Assistant                Since 2004            From 1994 to present, Vice
615 East Michigan Street                   Treasurer                                      President of U.S. Bancorp Fund
Milwaukee, WI 53202                                                                       Services, LLC
Age: 39

Joy Ausili                                 Assistant                Since 2004            From 1997 to present, Vice
615 East Michigan Street                   Treasurer                                      President of U.S. Bancorp Fund
Milwaukee, WI 53202                                                                       Services, LLC
Age: 39

Christine Radonski                         Assistant                Since 2004            From 1984 to present, employee of
615 East Michigan Street                   Secretary                                      U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202
Age: 43

Ruth Look                                  Assistant                Since 2004            From 1990 to present, employee of
615 East Michigan Street                   Secretary                                      U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202
Age: 48

------------
** Officers hold their positions with the Trust until a successor has been duly elected and qualified.

BOARD COMMITTEES

      The Board has an Audit Committee, Nominating Committee and Valuation Committee. The Audit Committee oversees the Trust's accounting and financial reporting policies and practices and oversees the quality and objectivity of the Trust's financial statements and the independent audit thereof. The members of the Audit Committee include all of the Board's Independent Trustees: Messrs. Marinaro, Pearce and Sablowsky. For the fiscal year ended December 31, 2005, the Audit Committee met twice. The Nominating Committee, also comprised of all of the Independent Trustees, evaluates the qualifications of candidates and makes nominations for Independent Trustee membership on the Board. The Nominating Committee does not consider nominees recommended by shareholders. The Nominating Committee did not hold a meeting during the fiscal year ended December 31, 2005. The purpose of the

Valuation Committee, which is also comprised of all of the Independent Trustees, is to oversee the implementation of the Trust's valuation procedures and to make fair value determinations on behalf of the Board as specified in the valuation procedures. The Valuation Committee meets quarterly.

OWNERSHIP OF SECURITIES

      As of the date of this Statement of Additional Information, the Trust's Trustees and Officers, as a group, own less than 1% of each Fund's outstanding shares.

      As of December 31, 2005, the dollar range of equity securities of those Funds in existence as of that date and owned beneficially by each Trustee was as follows:


                                                                                        AGGREGATE DOLLAR RANGE OF
                                                                                        EQUITY SECURITIES IN ALL
                                                                                          REGISTERED INVESTMENT
                                                                                      COMPANIES OVERSEEN BY TRUSTEE
                                         DOLLAR RANGE OF EQUITY                          IN FAMILY OF INVESTMENT
   NAME OF TRUSTEE                       SECURITIES IN THE FUNDS                                COMPANIES
---------------------              ----------------------------------                 -----------------------------
INDEPENDENT TRUSTEES*

Robert M. Brown**                                  $0                                       $       0

Frank C. Marinaro                  Kensington Strategic Realty Fund -                       $50,001 - 100,000
                                            $10,000 - 50,000

                                    Kensington Select Income Fund -
                                          $10,000 - 50,000

David R. Pearce                    Kensington Strategic Realty Fund -                       $10,000 - 50,000
                                            $10,000 - 50,000

INTERESTED TRUSTEE

John P. Kramer***                  Kensington Strategic Realty Fund -                         Over $100,000
                                              over $100,000

                                     Kensington Select Income Fund -
                                              over $100,000

                                    Kensington Real Securities Fund -
                                              over $100,000


-------------
* Mr. Sablowsky, an Independent Trustee, joined the Board effective as of February 28, 2006.

**    Mr. Brown resigned from the Board effective as of February 28, 2006.

*** Shares of each of the Funds deemed to be owned by Mr. Kramer include Fund shares owned as of December 31, 2005 by Kensington Investment Group, Inc., of which he is a "control person."

      Effective as of January 1, 2006, each Trustee who is not an officer or employee of Kensington Investment Group or any of its affiliates receives an annual retainer of $12,000, a fee of $3,000 for each meeting of the Board attended in person or by telephone and $500 for each committee meeting if the committee meeting is held at a time other than at the time of a regularly scheduled Board meeting. Costs are allocated among the Funds. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Trustees who are affiliated with Kensington Investment Group receive no compensation from the Trust.

      For the fiscal year ended December 31, 2005 the Trustees received the following compensation from the Trust:

                                                             Pension or                                  Total
                                                             Retirement           Estimated          Compensation
                                        Aggregate         Benefits Accrued     Annual Benefits       from the Fund
                                       Compensation       as Part of Funds           Upon           Complex Paid to
 Name of Trustee                      from the Funds          Expenses            Retirement        the Trustees***
-----------------                     --------------      ----------------     ----------------     ---------------
Robert M. Brown*                         $16,500                 $  0                $  0               $16,500
Frank C. Marinaro                        $16,500                 $  0                $  0               $16,500
David R. Pearce                          $18,500                 $  0                $  0               $18,500
John P. Kramer**                         $     0                 $  0                $  0               $     0


-------------
*     Mr. Brown resigned as a Trustee effective as of February 28, 2006

** Mr. Kramer did not receive compensation for his services as a Trustee due to his position with the Adviser.

*** Mr. Sablowsky, an Independent Trustee, joined the Board effective as of February 28, 2006.

INVESTMENT ADVISER

      Investment advisory services for the Funds are provided by Kensington Investment Group, Inc., 4 Orinda Way, Suite 200C, Orinda, CA 94563. The Adviser currently acts as investment adviser to the Funds pursuant to separate Investment Advisory Agreements for each of the Funds which are referred to herein collectively as the "Advisory Agreements."

      Unless sooner terminated, each of the Advisory Agreements continues in effect until December 31, 2006, (except in the case of the Advisory Agreement for the International Real Estate Fund which continues in effect until December 31, 2007) and from year to year thereafter, if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding Shares of a Fund and a majority of the Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any party to the Agreement by votes cast in person at a meeting called for such purpose. Each Agreement is terminable at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of the Fund, or by the Adviser. Each Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

      Each Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

      Under the Advisory Agreements, the Funds pay the Adviser fees for its services performed pursuant to these agreements. The fees, which are computed daily and paid monthly, are at the following annual rates for each Fund (except the Strategic Realty Fund, which is explained more fully below) calculated as a percentage of the particular Fund's average daily net assets:
Select Income Fund and International Real Estate Fund, 1.00%; and Real Estate Securities Fund, 0.85%.

      As further explained in the Prospectus, the Strategic Realty Fund pays the Adviser a monthly advisory fee with two components, a base component and a performance-based component, so that if the Fund's investment performance is greater than the investment record of the Fund's benchmark index, the NAREIT Composite Index, the Adviser earns more, and if it is less than that of the index, the Adviser earns less. The first component of the Fund's advisory fee is a "base fee," paid monthly, equal to a monthly rate based on an annual percentage rate of 1.50% of daily net assets averaged over the most recent month (i.e., the current month for which the fee is being calculated). The second component is a performance adjustment that either increases or decreases the base fee, depending on how the Fund performed relative to its benchmark over a rolling 12-month period ending on the end of the most recent month (the "performance period"). The performance adjustment, which is equal to, on an averaged monthly basis, 1/12th of 15% of the difference between the performance of the Fund and the investment record of the benchmark (rounded to the third decimal place), is calculated on the Fund's net assets averaged over the performance period. The performance adjustment reaches a maximum positive average monthly adjustment of 1/12th of 1.00% of the Fund's daily net assets averaged over the performance period if the Fund outperforms the investment record of the benchmark by 6.667 percentage points or more over the performance period. The performance adjustment reaches a maximum negative average monthly adjustment of 1/12th of 1.00% of the Fund's daily net assets averaged over the performance period if the Fund underperforms the investment record of the benchmark by 6.667 percentage points or more over the performance period. The total advisory fee is accrued daily and paid monthly and is prorated in any month for which this arrangement is not in effect for the entire month. As the base fee and the performance adjustment are accrued daily (and not monthly), actual rates vary monthly based upon the number of days in a particular month, but, on a monthly basis, are equal, on average, to 1/12th of an annual rate.

      By virtue of using a "rolling" performance period and calculating the base fee and the performance adjustments on different asset bases, the actual advisory fees paid by the Fund to the Adviser may differ from the maximum or minimum annual fee rates shown in the Prospectus, particularly if the average daily net assets of the Fund do not remain constant during the rolling 12-month period.

      Since the performance adjustment to the base fee is based on the comparative performance of the Fund against the benchmark index, the controlling factor is not whether the investment performance of the Fund is up or down, but whether it exceeds or lags the investment record of the benchmark index. Accordingly, it is possible that the Fund could pay the maximum investment advisory fee even though the Fund had overall negative investment performance during the performance period if the Fund's performance significantly exceeds the record of the benchmark index. In addition, the performance of the Fund in relation to the record of the benchmark index is measured only for the relevant performance period, and does not take into account performance over longer or shorter periods of time.

      For purposes of calculating the performance adjustment, the investment performance of the Fund is calculated upon Class A shares (the "Measuring Class") in accordance with Rule 205-1(a) under the Investment Advisers Act of 1940 ("Advisers Act") (i.e., the investment performance is equal to the sum of:
(i) the change in net asset value per Measuring Class share during the performance period; (ii) the value of all cash distributions per Measuring Class share accumulated to the end of such performance period; and (iii) the value of capital gains taxes per Measuring Class share paid or payable on undistributed realized long-term capital gains accumulated to the end of the performance period, expressed as a percentage of net asset value per Measuring Class share at the beginning of the performance period - for this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains are treated as reinvested in Measuring Class shares at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes). Similarly, for the purpose of calculating the performance adjustment, the investment record is calculated in accordance with Rule 205-1(b) under the Advisers Act (i.e., the investment record is equal to the sum of: (i) the change in the level of the benchmark index during the performance period; and (ii) the value, computed consistently with the benchmark index, of cash distributions made by companies whose securities comprise the index accumulated to the end of the performance period; expressed as a percentage of the index level at the beginning of the performance period).

      The Adviser may periodically waive all or a portion of its advisory fee to increase the net income of the Strategic Realty Fund available for distribution as dividends.

      The Adviser has contractually agreed, until December 31, 2008, to waive fees and/or reimburse the Strategic Realty Fund to the extent necessary to maintain the Fund's Total Fund Operating Expenses for Class A, B, C and Y shares at 2.25%, 3.00%, 3.00% and 2.00%, respectively, provided that these limits do not apply to increases due to performance fee adjustments or to brokerage costs, interest, taxes and dividends and extraordinary expenses. The Fund has agreed to pay or repay fees that were waived or reimbursed for a period up to three years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a Class to exceed the above limits. Investment advisory fees earned by the Adviser for services to the Strategic Realty Fund for the fiscal period ended December 31, 2003 totaled $2,668,453, and the Adviser did not waive any advisory fees during this period. During the fiscal period ended December 31, 2003, the Strategic Realty Fund reimbursed the Adviser fees of $253,722 which had been waived by the Adviser in prior fiscal years, and, as a result of these reimbursements of the Adviser by the Fund, as of December 31, 2003, the Adviser had been fully reimbursed for any expenses previously waived by the Adviser. Investment advisory fees earned by the Adviser for services to the Strategic Realty Fund for the fiscal year ended December 31, 2004 totaled $3,410,125. Investment advisory fees earned by the Adviser for services to the Strategic Realty Fund for the fiscal year ended December 31, 2005 totaled $9,096,408.

      The Adviser has contractually agreed, until December 31, 2008, to waive fees and/or reimburse the Select Income Fund to the extent necessary to maintain the Fund's Total Fund Operating Expenses for Class A, B, C and Y shares at 1.60%, 2.35%, 2.35% and 1.35%, respectively, provided that these limits do not apply to increases due to brokerage costs, interest, taxes and dividends and extraordinary expenses. The Fund has agreed to pay or repay fees that were waived or reimbursed for a period up to three years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a Class to exceed the above limits. Investment advisory fees earned by the Adviser for services to the Select Income Fund for the fiscal period ended December 31, 2003 totaled $4,395,567, and the Adviser waived advisory fees in the amount of $37,261. During the fiscal period ended December 31, 2003, the Select Income Fund reimbursed the Adviser fees of $173,050 which had been waived by the Adviser in prior fiscal years. As of December 31, 2003, $312,359 was available for reimbursement from the Select Income Fund to the Adviser. Investment advisory fees earned by the Adviser for services to the Select Income Fund for the fiscal year ended December 31, 2004 totaled $7,747,087, and the Fund reimbursed the Adviser fees of $312,359 which had been waived by the Adviser in prior fiscal years. As a result of these reimbursements of the Adviser by the Fund, as of December 31, 2004, the Adviser had been fully reimbursed for any expenses previously waived by the Adviser. Investment advisory fees earned by the Adviser for services to the Select Income Fund for the fiscal year ended December 31, 2005 totaled $8,433,622.

      The Adviser has contractually agreed, until December 31, 2008, to waive fees and/or reimburse the Real Estate Securities Fund to the extent necessary to maintain the Fund's Total Fund Operating Expenses for Class A, B, C and Y shares at 1.45%, 2.20%, 2.20% and 1.20%, respectively, provided that these limits do not apply to increases due to brokerage costs, interest, taxes and dividends and extraordinary expenses. The Real Estate Securities Fund has agreed to pay or repay fees that were waived or reimbursed for a period up to three years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a Class to exceed the above limits. Investment advisory fees earned by the Adviser for services to the Real Estate Securities Fund for the fiscal period ended December 31, 2003 totaled $29,884, and the Adviser waived and/or reimbursed fees in the amount of $72,475. As of December 31, 2003, $87,813 was available for reimbursement from the Real Estate Securities Fund to the Adviser. Investment advisory earned by the Adviser for services to the Real Estate Securities Fund for the fiscal year ended December 31, 2004 totaled $200,842, and the Adviser waived and/or reimbursed fees and expenses in the amount of $92,320. As of December 31, 2004, $180,133 was available for reimbursement from the Fund to the Adviser. Investment advisory earned by the Adviser for services to the Real Estate Securities Fund for the fiscal year ended December 31, 2005 totaled $451,588, and the Fund reimbursed the Adviser fees of $19,634 which had been waived by the Adviser in prior fiscal years. As of December 31, 2005, $160,498 was available for reimbursement from the Fund to the Adviser.

      The Adviser has contractually agreed, until December 31, 2008, to waive fees and/or reimburse the International Real Estate Fund to the extent necessary to maintain the Fund's Total Fund Operating Expenses for Class A, B, C and Y shares at 1.85%, 2.60%, 2.60% and 1.60%, respectively, provided that these limits do not apply to increases due to brokerage costs, interest, taxes and dividends and extraordinary expenses. The International Real Estate Fund has agreed to pay or repay fees that were waived or reimbursed for a period up to three years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a Class to exceed the above limits.

      Paul Gray serves as Portfolio Manager for the Strategic Realty Fund. Joel Beam serves as Portfolio Manager for the Real Estate Securities Fund. Paul Gray and Joel Beam serve as co-Portfolio Managers for the Select Income Fund and the International Real Estate Fund. The following table lists the number and types of other accounts managed by each individual and assets under management in those accounts (other than the International Real Estate Fund which was not yet in existence) as of December 31, 2005:

                  OTHER                         OTHER
               REGISTERED                      POOLED                                                    TOTAL
               INVESTMENT       ASSETS       INVESTMENT       ASSETS                     ASSETS         ASSETS
PORTFOLIO        COMPANY        MANAGED        VEHICLE        MANAGED       OTHER        MANAGED       MANAGED*
 MANAGER        ACCOUNTS     ($ MILLIONS)     ACCOUNTS     ($ MILLIONS)    ACCOUNTS   ($ MILLIONS)   ($ MILLIONS)
---------      ----------    -----------     ----------    ------------    --------   ------------   ------------
PAUL GRAY           2           $1,342            3           $38.30         None        $    0       $ 1,380.30
JOEL BEAM           2           $ 805           None          $    0          61         $53.50       $   858.50

----------
* If an account has a co-portfolio manager, the total number of accounts and assets has been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

      As indicated in the table above, portfolio managers at the Adviser may manage accounts for multiple clients. The portfolio managers manage The Kensington Funds, a registered investment company, other types of pooled accounts (such as private investment funds), and separate accounts (i.e., accounts managed on behalf of individuals for public or private institutions). Portfolio managers at the Adviser make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

      The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although the Adviser does not track the time a portfolio manager spends on a single portfolio, it does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. The Adviser seeks to manage competing interests for the time and attention of portfolio managers by having portfolio manager's focus on a particular investment discipline or complementary investment disciplines. Most accounts within a particular investment discipline are managed using the same investment model. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, the Adviser may take action with respect to one account that may differ from the timing or nature of action taken, with respect to another account. Accordingly, the performance of each account managed by a portfolio manager will vary.

      Some accounts managed by a portfolio manager may have higher fees than those paid by other accounts. Because a portfolio manager's compensation is affected by revenues earned by the Adviser, the incentives associated with any given account may be higher or lower than those associated with other accounts.

      In addition, to the extent that trade orders are aggregated, which typically occurs in limited circumstances involving participation in initial public offerings or secondary offerings, conflicts may arise when aggregating and/or allocating aggregated trades. The Adviser may aggregate multiple trade orders for a single security in several accounts into a single trade order, absent specific client directions to the contrary. When a decision is made to aggregate transactions on behalf of more than one account, the transactions will be allocated to all participating client accounts in a fair and equitable manner.

      The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. The Adviser monitors a variety of areas, including compliance with account investment guidelines, the allocation of initial public offerings, and compliance with the Adviser's Code of Ethics.

      The compensation of the portfolio managers varies with the general success of the Adviser as a firm. Each portfolio manager's compensation consists of a fixed annual salary, plus additional remuneration based on the overall performance of the Adviser for the given time period. The portfolio managers' compensation is not linked to any specific factors, such as a Fund's performance or asset level.

      The dollar range of equity securities beneficially owned by the Funds' portfolio managers in the Funds they manage (other than the International Real Estate Fund which was not yet in existence) as of December 31, 2005 is as follows:

                                                DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
                                  ------------------------------------------------------------------------------
                                       KENSINGTON                 KENSINGTON SELECT       KENSINGTON REAL ESTATE
PORTFOLIO MANAGER                 STRATEGIC REALTY FUND              INCOME FUND              SECURITIES FUND
-----------------                 ---------------------          -------------------      ----------------------
PAUL GRAY                           $10,001 - $50,000            $100,001 - $500,000        $10,001 - $50,000

JOEL BEAM                                  n/a                   $ 10,001 - $ 50,000        $50,001 - $100,00

PERSONAL TRADING POLICIES

      The Funds, the Adviser and the Distributor have adopted Codes of Ethics in accordance with Rule 17j-1 under the Investment Company Act of 1940. Consistent with the Rule, the Codes (other than the Adviser's Code) permit persons subject to the Codes to invest in securities, including securities that may be purchased by a Fund. The Adviser's Code of Ethics does not permit persons subject to it to purchase securities that may be purchased by a Fund.

PORTFOLIO TRANSACTIONS

      Pursuant to each Advisory Agreement, the Adviser determines, subject to the general supervision of the Board of Trustees of the Trust and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute a Fund's portfolio transactions. Certain purchases and sales of portfolio securities with respect to a Fund are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

      Firms with which portfolio transactions for the Funds will be conducted are selected based on a number of factors such as reputation, capital strength, size and difficulty of order, sale of Fund shares and research provided to the Adviser. The Adviser may cause a Fund to pay commissions higher than those another broker-dealer would have charged if the Adviser believes the commission paid is reasonable relative to the value of the brokerage and research services received by the Adviser. Research services so received by the Adviser may be useful to the Adviser in providing services to clients other than the Funds, and not all such services are used by the Adviser in connection with the Funds. Similarly, research services provided to the Adviser by broker-dealers through which transactions are executed for clients other than the Funds may be used by the Adviser in providing services to the Funds.

      Investment decisions for each Fund are made independently from those for other accounts managed by the Adviser. Any such account may also invest in the same securities as a Fund. Securities purchased for a Fund may not be purchased for other accounts, and vice versa. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another account, the transaction will be averaged as to price, and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for the other accounts in order to obtain best execution.

      For the fiscal year ended December 31, 2005, for the fiscal year ended December 31, 2004, and for the fiscal period ended December 31, 2003, the Strategic Realty Fund, the Select Income Fund and the Real Estate Securities Fund, paid the following brokerage commissions:

                                      December 31,        December 31,       December 31,
Fiscal Year or Period Ended:             2005                2004                2003
                                      ------------        ------------       ------------
Strategic Realty Fund                 $  2,934,793        $  2,440,733       $  1,663,714
Select Income Fund                    $    527,007        $    609,501       $  3,273,034
Real Estate Securities Fund           $    109,182        $     61,225       $    165,207

      With respect to brokerage transactions for the fiscal year ended December 31, 2005, the Funds purchased and sold securities through brokers that provided research services to the Funds and the Funds paid commissions to such brokers as follows:

                                       Amount of             Amount of
                                       Brokerage             Brokerage
                                      Transactions        Commissions Paid
                                      ------------        ----------------
Strategic Realty Fund                 $149,706,492        $        217,437
Select Income Fund                    $ 95,545,874        $        168,766
Real Estate Securities Fund           $  7,318,651        $         11,660

ADMINISTRATOR

      U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 ("USBFS") serves as administrator to the Funds and as such is responsible for providing the following administrative services to the Funds: preparing and coordinating reports and other materials supplied to the Trustees; preparing and/or supervising the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Funds; preparing all required filings necessary to maintain the Funds' ability to sell shares in all states where they currently do so, or where they intend to sell; coordinating the preparation, printing and mailing of all materials required to be sent to shareholders; coordinating the preparation and payment of Fund related expenses; monitoring and overseeing the activities of the Funds' other service agents; and performing such additional services as may be agreed upon by the Funds and USBFS.

      For the fiscal year ended December 31, 2005, for the fiscal year ended December 31, 2004, and for the fiscal period ended December 31, 2003, the Strategic Realty Fund, the Select Income Fund and the

Real Estate Securities Fund incurred the following administrative and fund accounting fees, which were paid to USBFS and to the Funds former fund administrator, as indicated:

Fiscal Year or Period Ended:

                                               December 31,        December 31,     December 31,
                                                  2005***              2004**          2003*
                                               ------------        ------------     ------------
Strategic Realty Fund                            $673,954           $ 457,904       $    360,969
Select Income Fund                               $909,141           $ 712,466       $    649,280
Real Estate Securities Fund                      $ 55,241           $  56,813       $      4,348

-----------
* For the fiscal period ended December 31, 2003, all of the indicated fees were paid to the Funds' former fund administrator.

** For the period October 1, 2004 through December 31, 2004, the Strategic Realty Fund, the Select Income Fund and the Real Estate Securities Fund paid USBFS transfer agency, administrative and fund accounting fees of $164,273, $247,100 and $9,710, respectively.

*** For the fiscal year ended December 31, 2005, all of the indicated fees were paid to USBFS.

DISTRIBUTOR

      Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the "Distributor" or "Quasar") serves as Distributor for the Funds pursuant to a Distribution Agreement entered into between the Funds and Quasar (the "Distribution Agreement"). Unless otherwise terminated, the Distribution Agreement will continue in effect until February 28, 2006, and from year to year thereafter, if such continuance is approved at least annually: (i) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) or any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of any assignment, as defined in the 1940 Act. In its capacity as Distributor, Quasar solicits orders for the sale of Shares and as compensation may retain a portion of sales charges paid in connection with the purchases of shares and may receive a portion of the fees paid by the Funds pursuant to the service and distribution plans described below.

      The Trust has adopted a Service and Distribution Plan for Class A, Class B and Class C Shares of the Funds (the "Plan") pursuant to Rule 12b-1 under the 1940 Act under which each Fund is authorized to compensate the Distributor for payments it makes to banks, other institutions and broker-dealers, and for expenses the Distributor and any of its affiliates or subsidiaries incur (with all of the foregoing organizations being referred to as "Participating Organizations") for providing administration, distribution or shareholder service assistance to shareholders of these classes of shares. Payments to such Participating Organizations may be made pursuant to agreements entered into with the Distributor. The Plan authorizes each Fund to make payments to the Distributor in amounts not to exceed, on an annual basis, 0.25% of the average daily net assets of Class A Shares of the Fund and 1.00% of Class B and Class C Shares. Each of these Share Classes is authorized to pay a Shareholder Service Fee of up to 0.25% of its average daily net assets. As required by Rule 12b-1, the Plan was initially approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan ("Independent Trustees"). The

Plan may be terminated with respect to a Class by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding Shares of the Class. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. However, any change in the Plan that would materially increase the distribution cost to a Class requires approval by a majority of the Shareholders of that Class. For so long as the Plan is in effect, selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or, with respect to a Class, by vote of a majority of the outstanding Shares of that Class. The Plan will continue in effect with respect to a Class for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for it to make an informed determination of whether the Plan should be implemented or continued. In addition, for each Class, the Trustees, in approving the Plan, must determine that there is a reasonable likelihood that the Plan will benefit the Class and its Shareholders.

      With respect to the Strategic Realty Fund, for the fiscal year ended December 31, 2005, for the fiscal year ended December 31, 2004, and for the fiscal period ended December 31, 2003, respectively, the Strategic Realty Fund paid the following amounts of distribution fees:

                                      December 31,       December 31,      December 31,
Fiscal Year or Period Ended:              2005               2004              2003
                                      ------------       ------------      ------------
Class A                                $1,012,128         $  812,421       $    396,888
Class B                                $  583,620         $  501,162       $    279,636
Class C                                $1,477,585         $1,163,433       $    568,502

      With respect to the Select Income Fund, for the fiscal year ended December 31, 2005, for the fiscal year ended December 31, 2004, for the fiscal period ended December 31, 2003, respectively, the Select Income Fund paid the following amounts of distribution fees:

                                      December 31,       December 31,      December 31,
Fiscal Year or Period Ended:              2005               2004              2003
                                      ------------       ------------      ------------
Class A                                $1,307,918         $1,226,632       $    718,945
Class B                                $  821,710         $  731,333       $    405,769
Class C                                $2,380,240         $2,109,225       $  1,114,009

         With respect to the Real Estate Securities Fund, for the fiscal year ended December 31, 2005, for the fiscal year ended December 31, 2004, for the fiscal period ended December 31, 2003, respectively, the Real Estate Securities Fund paid the following amounts of distribution fees:

                                      December 31,       December 31,      December 31,
Fiscal Year or Period Ended               2005               2004               2003
                                      ------------       ------------      ------------
Class A                                $   82,608         $   30,064       $      3,995
Class B                                $   34,612         $   18,342       $      2,705
Class C                                $  166,235         $   97,687       $     16,473

      The Board of Trustees of the Trust believes that the Plan is in the best interests of each Class of the Funds since it encourages Fund growth. As the Funds grow in size, certain expenses, and, therefore, total expenses per Share, may be reduced and overall performance per Share may be improved.

ADMINISTRATIVE SERVICES PLAN

      The Funds have adopted an Administrative Services Plan pursuant to which each Fund is authorized to make payments to certain types of service providers for providing administrative services with respect to shares of the Funds attributable to or held in the name of the service provider for its clients or customers with whom they have a servicing relationship. Under the terms of the Administrative Services Plan, each Fund (or Class of shares thereof) is authorized to make payments up to a maximum rate of 0.25% of the average daily net assets of the Fund attributable to or held in the name of the service provider for providing the types of applicable administrative services covered under the terms of the Plan. For the fiscal year ended December 31, 2004, the Strategic Realty Fund, the Select Income Fund and the Real Estate Securities Fund paid $94,021, $248,799 and $19,510, respectively, under this Plan. For the fiscal year ended December 31, 2005, the Strategic Realty Fund, the Select Income Fund and the Real Estate Securities Fund paid $144,043, $272,813 and $38,328, respectively, under this Plan

CUSTODIAN

      Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540-6231, serves as the Funds' custodian ("Custodian"). The Custodian is an affiliate of Bear, Stearns & Co., Inc. and Bear, Stearns Securities Corp., entities with which the Funds may transact other business including loans of portfolio securities and repurchase agreements.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

      In addition to its service as Administrator, USBFS also serves as Transfer Agent and as Fund Accounting Agent to the Funds. As Transfer Agent, USBFS performs various transfer agency services such as processing shareholder purchase and redemption orders, processing transfers and exchanges of Fund shares on the Fund shareholder files and records; processing dividend payments and reinvestments and assisting with the mailing of shareholder reports and proxy materials. As Fund Accounting Agent, USBFS maintains the accounting books and records for the Funds, monitors receipts and disbursements of cash and all other debits and credits, calculates daily net asset values for the Funds and maintains a general ledger and other accounts, books and financial records for the Funds, as needed.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Ernst & Young LLP serves as the independent registered public accounting firm for the Funds.

LEGAL COUNSEL

      Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, serves as counsel to the Trust.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

      The Trust is a Delaware statutory trust, organized on January 10, 2003. Each of the Funds (other than the International Real Estate Fund) is the successor to a fund of the same name that was a series of another registered investment company, The Coventry Group. On March 14, 2003, the shareholders of each of the Predecessor Funds approved their reorganization into the corresponding fund in the Trust, effective April 1, 2003.

      The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares, which are Shares of beneficial interest, with a par value of $0.01 per share. The Trust currently consists of four separate funds organized as separate series of Shares. The Trust's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of the Trust into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, and to establish separate classes of Shares.

      Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, Shareholders of each fund are entitled to receive the assets available for distribution belonging to that fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular fund which are available for distribution, subject to any differential class expenses.

      Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding Shares of that fund. However, Rule 18f-2 also provides that the ratification of independent public accountants (for funds having the same independent accountants), the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Trust voting without regard to individual funds. Rule 18f-3 under the 1940 Act provides that Shareholders of each class shall have exclusive voting rights on matters submitted to Shareholders relating solely to distribution and shareholder service arrangements.

      As of March 31, 2006, the following persons or entities owned beneficially or of record 5% or more of the outstanding shares of the indicated class of shares of each of the Funds:

                                                            Amount of Record
                                 Name and Address of          or Beneficial            Percent of
Fund Name and Class               Beneficial Owner              Ownership*               Class
---------------------       --------------------------      ----------------           -----------
Strategic Realty Fund       Charles Schwab & Co., Inc.            720,956                 8.73%
Class A                     101 Montgomery Street
                            San Francisco, CA 94104

Select Income Fund          Charles Schwab & Co., Inc.          1,488,847                11.71%
Class A                     101 Montgomery Street
                            San Francisco, CA 94104

      * A party holding in excess of 25% of the outstanding voting securities of a fund may be deemed to control the fund based on the substantial ownership interest held and the party's resultant ability to influence voting on certain matters submitted to shareholders for their consideration and approval.

      As of April 28, 2006, Kensington Investment Group, Inc., owned beneficially all of the outstanding shares of each class of the International Real Estate Fund.

VOTE OF A MAJORITY OF THE OUTSTANDING SHARES

      As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund or a Class means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the Fund or Class, as applicable, present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of the Fund or Class, as applicable, are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Fund or Class, as applicable.

ADDITIONAL TAX INFORMATION

      TAXATION OF A FUND. Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

      To qualify as a regulated investment company, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, net income derived with respect to an interest in a qualified publicly traded partnership, or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, of two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and any net tax-exempt interest income each taxable year.

      As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to Shareholders. Each Fund intends to distribute to its Shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December to Shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be treated as received by Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

      DISTRIBUTIONS. Dividends paid out of a Fund's investment company taxable income generally will be taxable to a U.S. Shareholder as ordinary income. A portion of a Fund's income may consist of dividends paid by U.S. corporations and, accordingly, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Shareholders receiving distributions in the form of additional Shares, rather than cash, generally will have a cost basis in each such Share equal to the net asset value of a Share of the Fund on the reinvestment date. Currently effective tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions resulting from a Fund's investments in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Passive foreign investment company are not treated as "qualified foreign corporations." Foreign tax credits associated with dividends from "qualified foreign corporations" will be limited to reflect the reduced U.S. tax on those dividends.

      Shareholders will be notified annually as to the U.S. federal tax status of distributions, and Shareholders receiving distributions in the form of additional Shares will receive a report as to the net asset value of those Shares.

      DISTRIBUTIONS BY THE FUNDS REDUCE THE NET ASSET VALUE OF THE FUNDS' SHARES. Should a taxable distribution reduce the net asset value below a Shareholder's cost basis, the distribution nevertheless would be taxable to the Shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

      DISTRIBUTION CLASSIFIED AS RETURN OF CAPITAL. From time to time dividends received by a Fund from its securities investments may exceed the earnings and profits reported. In that event, the excess would constitute a return of capital for tax purposes. The portion of a Fund distribution classified as a return of capital generally is not taxable to the Fund shareholders, but it will reduce their tax basis in their shares, which in turn would effect the amount of gain or loss shareholders would realize on the sale or redemption of their shares. If a return of capital distribution exceeds a shareholder's tax basis in his shares, the excess is generally taxed as capital gain to the shareholder assuming the shares are a capital asset.

      SALE OF SHARES. Upon the sale or other disposition of Fund Shares, or upon receipt of a distribution in complete liquidation of a Fund, a Shareholder generally will realize a taxable capital gain or loss which may be eligible for reduced capital gains tax rates, generally depending upon the Shareholder's holding period for the Shares. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced (including Shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on a disposition of Fund Shares held by the Shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the Shareholder with respect to such Shares.

      In some cases, Shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their Shares. This prohibition generally applies where: (1) the Shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the Shareholder subsequently acquires Shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of Shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the Shares exchanged all or a portion of the sales charge incurred in acquiring those Shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired Shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

      DISCOUNT SECURITIES. Investments by a Fund in securities that are issued at a discount will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax.

      Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. Generally, the gain realized on the disposition of any debt security having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security.

      FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. Except for transactions a Fund has identified as hedging transactions, the Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Identified hedging transactions would not be subject to the mark to market rules and would result in the recognition of ordinary gain or loss. Otherwise, unless transactions in futures contracts are classified as part of a "mixed straddle," any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. In the case of a futures transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year.

      Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

      In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

      The Funds will distribute to shareholders annually any net long-term capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of a Fund's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Funds' other investments and shareholders will be advised of the nature of the payments.

      OPTIONS AND HEDGING TRANSACTIONS. The taxation of equity options and over-the-counter options on debt securities is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by a Fund for selling a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If a Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option is added to the basis of the purchased security.

      Certain options in which the Funds may invest are "Section 1256 contracts". Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

      Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to Shareholders.

      A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to Shareholders, and which will be taxed to them as ordinary income or capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

      Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

      Unless certain constructive sales rules (discussed more fully above) apply, a Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. Pursuant to Code Section 1233, all or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which the Fund held the security used to close the short sale. In addition, a Fund's holding period of any security, which is substantially identical to that which is sold short, may be reduced or eliminated as a result of the short sale. Recent legislation, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

      The diversification requirements applicable to the Funds' assets may limit the extent to which the Funds will be able to engage in transactions in options and other hedging transactions.

      BACKUP WITHHOLDING. The Funds may be required to withhold U.S. federal income tax at the rate of 28% of all reportable payments, including dividends, capital gain distributions and redemptions payable to Shareholders who fail to provide a Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate Shareholders and certain other Shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder's U.S. federal income tax liability.

      FOREIGN TAXES. A Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If a Fund qualifies as a registered investment company and if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund's shareholders. Only the International Real Estate Fund is likely to satisfy this requirement. For any year for which the Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. No credit may be claimed by a shareholder with respect to Fund shares that have been held less than 16 days. In any year in which it elects to "pass through" foreign taxes to shareholders, the Fund will notify shareholders within 60 days after the close of the Fund's taxable year of the amount of such taxes and the sources of its income.

      Generally, a credit for foreign taxes paid or accrued is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains form the sale of securities may have to be treated as derived from U.S. sources and certain currency fluctuation gains, including Section 988 gains (defined below), may have to be treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. If the Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income, and the distribution by the Fund will be treated as U.S.-sourced income.

      Investment income on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which a Fund would be subject. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on qualifying dividends.

      The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

      FOREIGN SHAREHOLDERS. The tax consequences to a foreign Shareholder of an investment in a Fund may be different from those described above. In light of the Funds' investments in REITs and other real estate assets, an investment in a Fund may not be appropriate for certain foreign shareholders. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

      OTHER TAXATION. The Trust is organized as a Delaware statutory trust and, under current law, neither the Trust nor any fund is liable for any income or franchise tax in the State of Delaware, provided that each fund continues to qualify as a regulated investment company under Subchapter M of the Code.

      Fund Shareholders may be subject to state and local taxes on Fund distributions. In many states, Fund distributions which are derived from interest on certain U.S. Government obligations may be exempt from taxation.

YIELDS AND TOTAL RETURNS

      YIELD CALCULATIONS. Yields on each Class of Fund Shares are computed by dividing the net investment income per share (as described below) earned by the Class during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The net investment income per share of a Class earned during the period is based on the average daily number of Shares of that Class outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                       Yield = 2[((a-b/cd)+1)exp(6)-1]

Where:   a =    dividends and interest earned during the period.

         b =    expenses accrued for the period (net of reimbursements).

         c = the average daily number of Shares outstanding during the period that were entitled to receive dividends.

         d =    maximum offering price per share on the last day of the period.

      For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is held by the Fund. Interest earned on any debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last Business Day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

      Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

      During any given 30-day period, the Adviser, Administrator or Distributor may voluntarily waive all or a portion of their fees with respect to a Fund or a Class. Such waiver would cause the yield of a Class to be higher than it would otherwise be in the absence of such a waiver.

      TOTAL RETURN CALCULATIONS. Average annual total return is a measure of the change in value of an investment in a Class of Shares of a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in Shares of that Class immediately rather than paid to the investor in cash. A Fund computes the average annual total return for each Class by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

Average Annual  Total
Return                     =          [(ERV/P)exp(1/n)-1]

                                  ending redeemable value at the end of the period covered by the

Where:                     ERV  = computation of a hypothetical $1,000  payment
                                  made at the beginning of the period.

                           P =    hypothetical initial payment of $1,000.

                           N = period covered by the computation, expressed in terms of years.

      The Funds compute their aggregate total return for each Class by determining the aggregate compounded rate of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:



Aggregate Total Return  =   [(ERV/P)-1]

ERV                     =   ending redeemable value at the end of the period
                            covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

P                       =   hypothetical initial payment of $1,000.

      The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

      The Funds compute their average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions but not after taxes on redemptions. This is done by dividing the ending redeemable value after taxes on fund distributions of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

Average Annual Total Return After Taxes            =  [(ATV(D)/P)exp(1/n)-1]
(after taxes
on distributions)

Where:  P             =    a hypothetical initial payment of $1,000.

        N             =    number of years.

        ATV(D)        =    ending value of a hypothetical $1,000 payment made at
                           the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions but not after taxes on redemption.

      The Funds compute their average annual total return after taxes on distributions and redemptions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemptions. This is done by dividing the ending redeemable value after taxes on fund distributions and redemptions of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

Average Annual Total Return After Taxes
(after taxes on distributions and redemptions)  =  [(ATV(DR)/P)exp 1/n -1]

Where:    P           =      a hypothetical initial payment of $1,000.

          N           =      number of years.

          ATV(DR)     =    ending value of as hypothetical $1,000 payment made
                           at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemptions.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

PROXY VOTING

      The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the "Proxy Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to the Adviser and adopted the Adviser's proxy voting policies and procedures which are described below. The Trustees will review each Fund's proxy voting records from time to time and will annually consider approving the Policy for the upcoming year. In the event that a conflict of interest arises between a Fund's Shareholders and the Adviser or any of its affiliates or any affiliate of the Fund, the Adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board of Trustees. A Committee of the Board with responsibility for proxy oversight will instruct the Adviser on the appropriate course of action.

      The Proxy Policy is designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The Adviser generally reviews each matter on a case-by-case basis in order to make a determination of how to vote in a manner that best serves the interests of Fund shareholders. The Adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. In addition, the Adviser will monitor situations that may result in a conflict of interest between a Fund's shareholders and the Adviser or any of its affiliate or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. Information on how each Fund voted proxies relating to portfolio securities during the 12 month period ended June 30th each year is available (1) without charge, upon request, by calling 1-800-253-2949, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

      The Board of Trustees has adopted policies and procedures concerning the public and nonpublic disclosure of the Funds' portfolio securities. In order to protect the confidentiality of each Fund's portfolio holdings, information regarding those holdings may not, as a general matter, be disclosed except: (1) to service providers that require such information in the course of performing their duties (such as the Funds' investment adviser, administrator, custodian, independent public accountants, legal counsel, officers, the Board of Trustees, and each of their respective affiliates) and that are subject to a duty of confidentiality, and (2) pursuant to certain enumerated exceptions. These exceptions include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed, and (2) to third-party vendors, such as Morningstar, Inc., Lipper Analytical Services, and other financial intermediaries, pursuant to a confidentiality agreement. A complete list of each Fund's portfolio holdings is publicly available on a quarterly basis through filings made with the SEC on Forms N-CSR and N-Q. The Funds also make available this and certain additional information regarding their portfolio holdings on their website, www.kig.com

MISCELLANEOUS

      Each Fund may include information in its Annual Report and Semi-Annual Report to Shareholders that (1) describes general economic trends, (2) describes general tends within the financial services industry or the mutual fund industry, (3) describes past or anticipated portfolio holdings for a Fund or (4) describes investment management strategies for a Fund. Such information is provided to inform Shareholders of the activities of the Fund for the most recent fiscal year or half-year and to provide the views of the Adviser and/or Trust officers regarding expected trends and strategies.

      The Financial Statements of the Funds are provided in semi-annual (unaudited) and annual reports to Shareholders.

      Individual Trustees are elected by the Shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of Shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Shareholders owning not less than 10% of the outstanding Shares of the Trust entitled to vote may cause the Trustees to call a special meeting, including for the purpose of considering the removal of one or more Trustees. Any Trustee may be removed at any meeting of Shareholders by vote of two-thirds of the Trust's outstanding shares. The Declaration of Trust provides that the Trustees will assist shareholder communications to the extent required by Section 16(c) of the 1940 Act in the event that a Shareholder request to hold a special meeting is made.

      The Prospectuses and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of any prescribed fee.

      The Prospectuses and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this Statement of Additional Information.

                              FINANCIAL STATEMENTS

      The financial statements of the Funds (other than the International Real Estate Fund, which was not yet in existence) appearing in the Annual Report to Shareholders for the fiscal year ended December 31, 2005, have been audited by Ernst & Young LLP, independent registered public accounting firm, and are incorporated by reference herein.

                                    APPENDIX

         The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by the Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") and Duff & Phelps, Inc. ("D&F"). Set forth below is a description of the relevant ratings of each such NRSRO. The description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

         LONG TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds)

         Description of the three highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (1, 2, and 3) in each rating category to indicate the security's ranking within the category):

      Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

      A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Description of the three highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

      AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         Description of the three highest long term debt ratings by D&P:

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      AAA   Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

      AA+ High credit quality protection factors are strong. AA risk is modest but may vary slightly from time to time AA- because of economic conditions.

      A+ Protection factors are average but adequate. However, risk factors are more A variable and greater in periods of economic stress.

         SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).

         Moody's description of its three highest short-term debt ratings:

         Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

      -  Leading market positions in well-established industries.

      -  High rates of return on funds employed.

      - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayments of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         S&P's description of its three highest short-term debt ratings:

      A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

      A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

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      A-3   Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         D&P's description of the short-term debt ratings (D&P incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

      Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

      Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

      Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

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